                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 December 31, 1995

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)


United States                       33-95714                    22-2716130
(State or other                   (Commission               (I.R.S. Employer
Jurisdiction of                   File Number)              Identification No.)
Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359











                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)   Exhibits
               28.1  Monthly Servicer's Certificate - December 31, 1995
               28.2 Monthly Series 1995-1 Certificateholders' Statement - December 31, 1995

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



Dated:  August 26, 1997                       By: ____________________________
                                              Name:    /s/Donald K. Truslow
                                              Title:   Comptroller

                                INDEX TO EXHIBITS



                                                                                            Sequentially
Exhibit                                                                                       Numbered
Number                                           Exhibit                                       Page

28.1              Monthly Servicer's Certificate - December 31, 1995                             1-7
28.2              Monthly Series 1995-1 Certificateholders' Statement - December 31, 1995       C1-C10